SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

SOLA International Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-13606 (Commission File Number)	94-3189941 (I.R.S. Employer Identification No.)

10590 West Ocean Air Drive, Suite 300
San Diego, CA 92130
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 509-9899

None

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On November 4, 2003, the registrant issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

     On November 7, 2003, the registrant issued the press release filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release issued November 4, 2003

99.2	Press Release issued November 7, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLA International Inc.

Date: November 7, 2003	By:	/s/ Ronald. F. Dutt

Ronald F. Dutt Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued November 4, 2003

99.2	Press Release issued November 7, 2003